Effective immediately, the sub-section entitled “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” is hereby restated in its entirety as follows:

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of May 31, 2011, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jose Luis Garcia	13	$14.4 billion	6	$996.5 million	3	$399.2 million
Robert Lau	6	$5.3 billion	7	$587.0 million	3	$959.0 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.